                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                  SECURITY CAPITAL CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          SECURITY CAPITAL CORPORATION
                        THREE PICKWICK PLAZA, SUITE 310
                              GREENWICH, CT 06830
                                 (203) 625-0770

                                     [LOGO]

                                 April 30, 2001

Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Security Capital Corporation (the "Company"), which will be held at The Field Club of Greenwich, 276 Lake Avenue, Greenwich, Connecticut, on Thursday,
July 19, 2001, commencing at 9:30 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

At the meeting, you will be asked to consider and vote upon (i) the election of four directors; and (ii) such other business as may properly come before the meeting and any adjournment thereof. The CEO's of the Company's subsidiaries will be making presentations at the meeting.

We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.

The Company's Annual Report for the fiscal year ended December 31, 2000 is being mailed to you together with the enclosed proxy materials.

Sincerely,

                                           /s/ BRIAN D. FITZGERALD
                                               Brian D. Fitzgerald
                                                 CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT
                                                 AND CHIEF EXECUTIVE OFFICER

                                           /s/ A. GEORGE GEBAUER
                                               A. George Gebauer
                                                 VICE CHAIRMAN OF THE BOARD OF DIRECTORS AND
                                                 SECRETARY

                          SECURITY CAPITAL CORPORATION
                        THREE PICKWICK PLAZA, SUITE 310
                              GREENWICH, CT 06830
                                 (203) 625-0770
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Security Capital Corporation (the "Company") will be held at The Field Club of Greenwich, 276 Lake Avenue, Greenwich, Connecticut, on Thursday, July 19, 2001, commencing at 9:30 a.m. (local time), for the following purposes:

    (1) To elect four directors to hold office until the next annual meeting and until their successors are duly elected and qualified; and

    (2) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

    Only holders of record of the Common Stock or the Class A Common Stock of the Company at the close of business on May 25, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors,

                                          /s/ A. GEORGE GEBAUER
                                          A. George Gebauer
                                          VICE CHAIRMAN OF THE BOARD OF
                                          DIRECTORS AND SECRETARY

April 30, 2001

                            YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
                    AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          SECURITY CAPITAL CORPORATION
                        THREE PICKWICK PLAZA, SUITE 310
                              GREENWICH, CT 06830
                                 (203) 625-0770

                                PROXY STATEMENT

    This Proxy Statement is being furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of Security Capital Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held on Thursday, July 19, 2001, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's Annual Report for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. This Proxy Statement and accompanying materials are expected to be first sent or given to stockholders of the Company on or about May 31, 2001.

    The close of business on May 25, 2001 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of that date of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), are entitled to notice of and to vote at the Annual Meeting. The Common Stock and the Class A Common Stock are sometimes collectively referred to herein as the "Common Equity."

    Each share of the Common Stock or the Class A Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On April 26, 2001, there were 380 shares of the Common Stock and 6,442,309 shares of the Class A Common Stock, for a total of 6,442,689 shares of the Common Equity, outstanding and entitled to vote.

    Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by advising A. George Gebauer, Vice Chairman of the Board and Secretary of the Company, in writing of such revocation, by executing a later-dated Proxy which is presented to the Company at or prior to the Annual Meeting, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy. The Board of Directors has retained D.F. King & Co., Inc. to assist in the solicitation of Proxies.

    The presence, in person or by Proxy, of the holders of a majority of the shares of the Common Equity entitled to vote at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a plurality of the votes of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

    With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

    UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

    The principal executive offices of the Company are located at Three Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830, and the Company's telephone number there is (203) 625-0770.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table and the notes thereto set forth information, as of April 26, 2001, with respect to the beneficial ownership of shares of each class of equity securities of the Company by the only persons known to the Company to have beneficial ownership of more than 5% of such class, by each director of the Company, by each executive officer of the Company and by the directors and executive officers of the Company as a group. Except as otherwise indicated, each person is believed to exercise sole voting and dispositive power over the shares reported.

                                                                         CLASS A COMMON STOCK
                                               ------------------------------------------------------------------------
                                                                                   ACQUIRABLE                PERCENTAGE
NAME AND ADDRESS                                COMMON    PERCENTAGE   CURRENTLY     WITHIN     PERCENTAGE   OF COMMON
OF BENEFICIAL OWNER                             STOCK      OF CLASS      OWNED      60 DAYS      OF CLASS      EQUITY
-------------------                            --------   ----------   ---------   ----------   ----------   ----------
Brian D. Fitzgerald .........................    128         33.7%     5,177,306         --        80.4%        80.4%
  Three Pickwick Plaza
  Suite 310, Greenwich,
  CT06830 (1)(2)

FGS, Inc. ...................................    128         33.7%     4,983,361         --        77.4%        77.4%
  Three Pickwick Plaza
  Suite 310, Greenwich,
  CT06830 (1)(2)

Capital Partners, Inc. ......................     --           --      4,455,672         --        69.2%        69.2%
  Three Pickwick Plaza
  Suite 310, Greenwich,
  CT06830 (1)(2)

CP Acquisition, No. 1 .......................     --           --      4,455,672         --        69.2%        69.2%
  Three Pickwick Plaza
  Suite 310, Greenwich,
  CT06830 (1)(2)

FGS Partners, L.P. ..........................     --           --      4,455,672         --        69.2%        69.2%
  Three Pickwick Plaza
  Suite 310, Greenwich,
  CT06830 (1)(2)

A. George Gebauer (1)(2) ....................     --           --         89,198         --         1.4%         1.4%

M. Paul Kelly (4) ...........................     --           --             --      8,000           *            *

William R. Schlueter.........................     --           --             --         --          --           --

Craig R. Stapleton (3)(4)....................     --           --         46,499      8,000           *            *

All Directors and Executive Officers as a        128         33.7%     5,313,003     16,000        82.5%        82.5%
  Group (5 persons)..........................

--------------------------

*Less than one percent

(1) The following related entities are generally referred to as "Capital Partners": (a) Capital Partners, Inc., a Connecticut corporation
    ("CP Inc."), of which Brian D. Fitzgerald is the sole stockholder and director, and A. George Gebauer and William R. Schlueter are officers;
    (b) FGS, Inc., a Delaware corporation ("FGS"), of which Messrs. Fitzgerald and Gebauer are executive officers; (c) Capital Partners Holdings II A & II B, Delaware limited partnerships; and (d) 9 related Delaware limited partnerships as follows: (i) CP Acquisition, L.P. No. 1 ("CP Acquisition");
    (ii) CP Acquisition, L.P. No. 4A; (iii) CP Acquisition, L.P. No. 4B;
    (iv) CP Acquisition, L.P. No. 6A; (v) CP Acquisition, L.P. No. 6B; (vi) CP Acquisition, L.P. No. 7A; (vii) CP Acquisition, L.P. No. 7B; (viii) CP Acquisition, L.P. No. 8A; and (ix) CP Acquisition, L.P. No. 8B. CP Inc., FGS, Inc. of which Mr. Fitzgerald is the controlling stockholder, president, treasurer and a director, and FGS Partners, L.P., a Connecticut limited partnership, of which CP Inc. is the general partner, are the general partners of the 9 related partnerships.

   Brian D. Fitzgerald owns of record 193,945 shares of the Class A Common
    Stock. CP Acquisition owns of record 4,455,672 shares of the Class A Common Stock and FGS owns of record 527,689 shares of the Class A Common Stock and 128 shares of the Common Stock.

(2) Mr. Fitzgerald may be deemed to own beneficially the 193,945 shares of the Class A Common Stock owned of record by him, the 4,455,672 shares of the Class A Common Stock owned of record by CP Acquisition and the 527,689 shares of the Class A Common Stock and the 128 shares of the Common Stock owned of record by FGS. Mr. Fitzgerald has shared authority to vote and dispose of the FGS-owned shares of the Class A Common Stock and the Common Stock and disclaims beneficial ownership of such FGS-owned shares for all other purposes. Mr. Gebauer is also a stockholder, officer and director of FGS and an officer of CP Inc., but he disclaims beneficial ownership of shares of the Class A Common Stock and the Common Stock owned of record by such corporations for any purpose. The ownership noted above excludes the 82,453 shares of Class A Common Stock owned by the Fitzgerald Trust (of which Mr. Fitzgerald's brother and father are the trustees and Mr. Fitzgerald's minor children are sole beneficiaries), as to which beneficial ownership is disclaimed for all purposes.

(3) Includes 5,600 shares registered in the name of Mr. Stapleton's children with respect to which Mr. Stapleton has investment power but not voting power and 2,800 shares held as trustee of a family trust with respect to which Mr. Stapleton also has investment power but not votingpower.

(4) The amounts shown in the "Acquirable Within 60 Days" column for Messrs. Kelly and Stapleton relate to options issued in July 2000 as part of the 2000 Long-Term Incentive Plan.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Company's Board of Directors is comprised of four members. The names of the four nominees for election as directors are set forth below. All of the nominees are to be elected at the Annual Meeting and serve until their successors are duly elected and qualified. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director, the Board of Directors reserves the right to nominate another person or to vote to reduce the size of the Board of Directors. In the event another person is nominated, the Proxy holders intend to vote the shares to which the Proxy relates for the election of the person nominated by the Board of Directors. There is no cumulative voting for directors.

                                                                 PRINCIPAL OCCUPATIONS DURING
                                     DIRECTOR                        THE LAST FIVE YEARS;
NAME                       AGE        SINCE                          OTHER DIRECTORSHIPS
----                     --------   ----------   ------------------------------------------------------------
Brian D. Fitzgerald...      56         1990      Chairman of the Board of the Company since January 1990 and
                                                   President and CEO of the Company since July 2000;
                                                   President, Treasurer and a director of FGS since
                                                   March 1989; and a partner, general partner, stockholder,
                                                   officer and/or director of various Capital Partners
                                                   entities for more than five years. Mr. Fitzgerald was a
                                                   director of Bryant Universal Roofing, Inc. ("Bryant"), a
                                                   privately-held Delaware corporation that on May 17, 1996
                                                   filed a petition for bankruptcy under Chapter 11 of the
                                                   U.S. Bankruptcy Code in the United States Bankruptcy Court
                                                   for the District of Arizona.

A. George Gebauer.....      68         1990      Vice Chairman of the Board of the Company since July 2000
                                                 and Secretary of the Company since February 1994; Vice
                                                   President, Secretary and a director of FGS since
                                                   March 1989; and a partner, general partner, stockholder,
                                                   officer and/or director of various Capital Partners
                                                   entities for more than five years. Mr. Gebauer was also
                                                   the President of the Company from January 1990 to
                                                   July 2000. Mr. Gebauer was also a director of Bryant, a
                                                   privately-held Delaware corporation that on May 17, 1996
                                                   filed a petition for bankruptcy under Chapter 11 of the
                                                   U.S. Bankruptcy Code in United States Bankruptcy Court for
                                                   the District of Arizona.

Craig R. Stapleton....      56         2000      President of Marsh & McLennan Real Estate, Advisors, Inc., a
                                                   wholly-owned subsidiary of Marsh & McLennan Co., since
                                                   1982; presently serving as a director of Alleghany
                                                   Properties, Inc.; Sonoma West, Inc. and T.B. Wood.
                                                   Mr. Stapleton was previously a director of Cornerstone
                                                   Properties, Inc. from whose board he resigned during 2000.

M. Paul Kelly.........      57         2000      Founder and President of PK Enterprises, an equity
                                                 investment and operational consulting practice, since 1990.

VOTE REQUIRED FOR APPROVAL

    The four nominees receiving a plurality of the votes of the shares of the Common Equity present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES AS DIRECTORS.

MEETINGS AND COMMITTEES OF THE BOARD

    The Board of Directors held four meetings and acted by written consent three times during the year ended December 31, 2000. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and all committees on which such director served that were held during the year ended December 31, 2000. The Board has a Compensation Committee and an Audit Committee. The Board does not have a nominating committee.

COMPENSATION COMMITTEE

    The Board of Directors has a Compensation Committee whose charge is to develop and make recommendations to the Board of Directors with respect to compensation for executive officers and other key employees of the Company and to administer the Company's 2000 Long-Term Incentive Plan (the "Plan"). The present members of the Compensation Committee are Craig R. Stapleton and M. Paul Kelly, both of whom are independent board members.The Compensation Committee held one meeting during the year ended December 31, 2000.

REPORT OF THE COMPENSATION COMMITTEE

    During 2000, the Board appointed a Compensation Committee in conjunction with the adoption of the Plan. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies and administering the Plan.The Committee is comprised of two independent, non-employee directors.

    The Company did not pay any cash compensation to any executive officer for service as an officer of the Company in 2000. However, the Plan was put in place so that the Company can award stock options and other long-term incentives to its executive officers and other key personnel to align their interests with those of the Company's long-term investors and to help attract, retain and motivate these persons.

    During 2000, the Company granted options under the Plan.Options granted to executive officers of the Company are set forth on the "Option/SAR Grants in Last Fiscal Year" table contained in the "Executive Compensation" section of this Proxy Statement.Options granted to directors are under "Compensation of Directors" in the same section.

    The Compensation Committee is authorized to take the following actions with respect to any future award grants and the administration of the Plan on an ongoing basis:

    (i) to select each person to whom awards may be granted;

    (ii) to determine the type or types of awards to be granted to each such person;

   (iii) to determine the number of awards to be granted, the number of shares of stock to which an award will relate, the terms and conditions of any award granted under the Plan and all other matters to be determined in connection with an award;

    (iv) to determine whether, to what extent and under what circumstances an award may be settled, canceled, forfeited or surrendered;

    (v) to determine whether, to what extent and under what circumstances cash, stock, other awards or other property payable with respect to an award will be deferred;

    (vi) to determine the restrictions, if any, to which stock received upon exercise or settlement of an award will be subject;

   (vii) to prescribe the form of each award agreement, which need not be identical for each participant;

  (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan; and

    (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

    The options granted under the Plan provide value to the recipients only if and when the market price of the Class A Common Stock increases above the option exercise price. To that end, there will be ongoing reviews by the Compensation Committee of the market price of the Class A Common Stock and the exercise price of options. It is the Compensation Committee's goal to preserve this incentive as an effective tool in attracting, retaining and motivating key personnel and to evaluate the need to add other components to the executive compensation package if it feels it is warranted at some future date.

    Section 162(m) of the Internal Revenue Code generally disallows a public company's deduction for compensation to any one employee in excess of $1.0 million per year unless the compensation is pursuant to the plan approved by the public company's stockholders. The Compensation Committee believes that the Plan will not be adversely impacted by Section 162(m) of the Code.

    The Company's Chief Executive Officer's compensation during 2000 consisted of 400,000 options to purchase shares of the Company's Class A Common Stock. Mr. Fitzgerald's options are exercisable in five equal annual installments commencing in July 2001 at a price of $6.125, the market price at the date of grant.

    The Compensation Committee considered several factors in establishing the Company's Chief Executive Officer's incentive compensation package, including incentive market pay practices of similar holding companies, his past and anticipated future performance level, his past and anticipated future contributions toward achievement of strategic goals and the Company's past as well as anticipated future overall financial and operating success.

    The Company did not pay Mr. Fitzgerald any cash compensation during 2000. However, CP Inc., a corporation controlled by Mr. Fitzgerald, is paid a management fee by the Company pursuant to a management advisory agreement.

Craig R. Stapleton   Compensation Committee Chairman

M. Paul Kelly        Compensation Committee Member                                  April 23, 2001

AUDIT COMMITTEE

    The Board of Directors has an Audit Committee currently consisting of two independent Board members. The Audit Committee, which is presently composed of Messrs. Kelly and Stapleton, selects the independent auditors, consults with such auditors and with management with regard to the adequacy of the Company's internal accounting controls, considers any non-audit functions to be performed by the independent auditors and carries out such activities related to the financial statements of the Company as the Board of Directors shall from time to time request. The Audit Committee held five meetings and acted by written consent once with respect to the year ended December 31, 2000. It is anticipated that a third independent Board member will be named to the Audit Committee by the Board on or before June 14, 2001 to comply with the new audit committee composition rules of the Securities and Exchange Commission and the American Stock Exchange. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is attached as Exhibit A to this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

    Management has the primary responsibility for the Corporation's financial statements being prepared in accordance with generally accepted accounting principles. Additionally, management has responsibility for the Company's financial reporting process as well as the related system of internal controls. The independent auditors are responsible for auditing the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing an opinion regarding the compliance with generally accepted accounting principles. The Audit Committee has the responsibility for overseeing the Company's financial reporting process on the behalf of the Board of Directors.

    In discharging its oversight responsibility, the Audit Committee, consistent with Independence Standards Board No. 1, "Independence Discussions with the Audit Committees," obtained from the Company's independent auditors a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence. The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee has discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61.

    The Audit Committee has reviewed with the Company's independent auditors their overall audit scope, audit plans and identification of audit risks. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

    Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee also recommended the reappointment of the Company's independent auditors and the Board of Directors has concurred with such recommendations.

M. Paul Kelly        Audit Committee Chair

Craig R. Stapleton   Audit Committee Member                                        March 30, 2001

                               EXECUTIVE OFFICERS

    The Company's executive officers are Messrs. Fitzgerald and Gebauer and William R. Schlueter. Information regarding Messrs. Fitzgerald and Gebauer is contained in "Proposal 1--Election of Directors."

                                     OFFICER                PRINCIPAL OCCUPATIONS DURING
NAME                        AGE       SINCE                      THE LAST FIVE YEARS
----                      --------   --------   -----------------------------------------------------
William R. Schlueter...      35        1999     Vice President and Chief Financial Officer of the
                                                Company since 1999 and Assistant Secretary of the
                                                  Company since July 2000; Vice President and Chief
                                                  Financial Officer of Capital Partners since 1998;
                                                  Chief Financial Officer of Flavor House, Inc., a
                                                  private-label snack nut processor, from 1997 to
                                                  1998 and a Certified Public Accountant in public
                                                  practice in Alabama from 1991 to June 1997.

                             EXECUTIVE COMPENSATION

1. SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth certain information about the annual and long-term compensation earned by or awarded to the chief executive officer of the Company and the other two executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION
                              -------------------------------------------------

                                                                  OTHER ANNUAL
 NAME AND PRINCIPAL POSITION  FISCAL YEAR    SALARY     BONUS     COMPENSATION
 ---------------------------  -----------   --------   --------   -------------
 Brian D. Fitzgerald ......      2000            (1)        (1)             (1)
   Chairman of the Board,        1999            (1)        (1)             (1)
   President and CEO             1998            (1)        (1)             (1)

 A. George Gebauer ........      2000            (1)        (1)             (1)
   Vice Chairman of the          1999            (1)        (1)             (1)
   Board and Secretary           1998            (1)        (1)             (1)

 William R. Schlueter .....
   Vice President, Chief
   Financial Officer and         2000            (1)        (1)             (1)
   Assistant Secretary           1999            (1)        (1)             (1)

                                                LONG-TERM COMPENSATION
                             -------------------------------------------------------------
                                            AWARDS                   PAYOUTS
                             ------------------------------------   ----------   ALL OTHER
                               RESTRICTED         SECURITIES           LTIP       COMPEN-
                             STOCK AWARD(S)   UNDERLYING OPTIONS/    PAYOUTS      SATION
 NAME AND PRINCIPAL POSITIO       ($)              SARS (#)            ($)          ($)
 --------------------------  --------------   -------------------   ----------   ---------
 Brian D. Fitzgerald ......           --            400,000                --           --
   Chairman of the Board,             --                 --                --           --
   President and CEO                  --                 --                --           --
 A. George Gebauer ........           --             50,000                --           --
   Vice Chairman of the               --                 --                --           --
   Board and Secretary                --                 --                --           --
 William R. Schlueter .....
   Vice President, Chief
   Financial Officer and              --             50,000                --           --
   Assistant Secretary                --                 --                --           --

------------------------------

(1) Messrs. Fitzgerald, Gebauer and Schlueter receive no compensation from the Company for their services as officers of the Company. CP Inc., a corporation controlled by Mr. Fitzgerald and for which Mr. Gebauer and Mr. Schlueter serve as officers, is paid a management fee pursuant to an Advisory Services Agreement, dated as of April 27, 1990 and effective as of January 26, 1990 (the "Management Advisory Agreement"), between the Company and CP Inc. Pursuant to the Management Advisory Agreement, CP Inc. provides certain advisory services to the Company in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy for a fee of $150,000 per year. Upon the acquisition of Possible Dreams Ltd., the Management Advisory Agreement was amended to increase the annual fee for such services by an amount equal to the greater of $175,000 and 5% of the annual EBITDA of Possible Dreams Ltd. (calculated as provided in the Asset Purchase Agreement, dated as of May 17, 1996, effecting such purchase). Upon the acquisition of Pumpkin Ltd., the Management Advisory Agreement was further amended to increase the annual fee for such services by an amount equal to the greater of $100,000 and 5% of the annual EBITDA of Pumpkin Ltd. (calculated as provided in the Asset Purchase Agreement, dated as of June 27, 1997, effecting such purchase). The Management Advisory Agreement was amended for the third time in connection with the acquisition of the Primrose Companies on April 6, 1999 to increase the fee by $200,000. Finally, the Management Advisory Agreement was further amended in connection with the acquisition of the Health Power companies on December 20, 2000 to increase the fee by an additional amount equal to the greater of $420,000 and 5% of EBITA of Health Power annually.During 2000, CP Inc. was paid advisory fees of $700,000 and investment banking fees of $453,000. CP Inc. was also reimbursed for expenses incurred by it of approximately $79,000.

2. OPTION/SAR GRANTS IN LAST FISCAL YEAR

   The following table sets forth the option/SAR grants awarded to the chief executive officer and the other two executive officers of the Company during the year ended December 31, 2000.

                                            INDIVIDUAL GRANTS (A)
--------------------------------------------------------------------------------------------------------------
                                                                % OF
                                                 NUMBER OF      TOTAL
                                                 SECURITIES   OPTIONS/
                                                 UNDERLYING     SARS
                                                  OPTIONS/     GRANTED    EXERCISE
                                                    SARS         TO       OR BASE                    GRANT
                                                  GRANTED     EMPLOYEES    PRICE     EXPIRATION   DATE PRESENT
NAME                                                (#)        IN 2000     ($/SH)       DATE       VALUE ($)
----                                             ----------   ---------   --------   ----------   ------------
Brian D. Fitzgerald............................   400,000       79.84%     6.125      7/13/10      1,104,000(b)

A. George Gebauer..............................    50,000        9.98%     6.125      7/13/10        138,000(b)

William R. Schlueter...........................    50,000        9.98%     6.125      7/13/10        138,000(b)

--------------------------

(a) The executive officers of the Company received options to purchase Class A Common Stock on July 13, 2000pursuant to the 2000 Long-Term Incentive Plan. The options are exercisable at $6.125, the market price on the date of the grant, and, subject totermination of employment, expire
    10 years from the date of grant., are not transferable other than on death and are exercisable in five equal annual installments commencing one year from the date of grant.

(b) Option values reflect Black-Scholes model output for options. The assumptions used in the model were expected volatility of .32, risk-free rate of return of 5.16%, dividend yield of 0% and time to exercise of 10 years.

3. AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

   No Options or SARs were exercised by any executive officer of the Company during the year ended December 31, 2000. The following table represents the value of unexercised options and SARs held by the chief executive officer and the other two executive officers of the Company at December 31, 2000.

                                                                  NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                     OPTION/SARS AT         OPTIONS/SARS AT
                                    SHARES                        FISCAL YEAR-END (#)     FISCAL YEAR-END ($)
                                  ACQUIRED ON   VALUE REALIZED      EXERCISABLE (E)/        EXERCISABLE (E)/
NAME                              EXERCISE(#)        ($)           UNEXERCISABLE (U)       UNEXERCISABLE (U)
----                              -----------   --------------   ----------------------   --------------------
Brian D. Fitzgerald.............          --             --             400,000 U              $550,000 U
                                          --             --                   0 E              $      0 E

A. George Gebauer...............          --             --              50,000 U              $ 68,750 U
                                          --             --                   0 E              $      0 E

William R. Schlueter............          --             --              50,000 U              $ 68,750 U
                                          --             --                   0 E              $      0 E

4. LONG-TERM INCENTIVE PLAN ("LTIP") AWARDS IN LAST FISCAL YEAR

    No LTIP Awards were made to any executive officer of the Company during the year ended December 31, 2000.

5. COMPENSATION OF DIRECTORS

    Messrs. Kelly and Stapleton receive an annual fee of $8,000 plus a fee of $2,000 per Board meeting and reimbursement of reasonable expenses in connection with attendance at Board meetings. In addition to fees, the directors received options to purchase Class A Common Stock on July 13, 2000. Messrs. Kelly and Stapleton each received grants of 24,000 options. The directors' options are exercisable at $6.125, the market price on the date of the grant, and, subject to termination of directorship, expire 10 years from the date of grant. The options are not transferable other than on death and are exercisable in three equal annual installments commencing on the date of grant. Messrs. Fitzgerald and Gebauer do not and will not receive any annual fee or any fees for attendance at meetings.

6. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 2000, the Company's Compensation Committee consisted of
Messrs. Stapleton and Kelly. Both of the Compensation Committee members are non-employee directors and not former officers.During 2000,no executive officer served as a member of a board of directors or compensation committee of a corporation where any of its executive officers served on the Company's Compensation Committee or Board of Directors.

                               PERFORMANCE GRAPH

    The performance graph below shows a comparison of the cumulative total return, on a dividend reinvestment basis, measured at each fiscal year end and calendar year end for the last five years assuming $100 invested on January 1, 1996 in the Class A Common Stock, the Company's selected peer group, and the American Stock Exchange Market Index. The Company's peer group consists of seasonal products companies and educational services companies. Since Health Power Inc., the Company's subsidiary comprising the employer cost containment-related service segment of our business, was not acquired until December 21, 2000, the Company has not included comparable competitor companies from this new business segment in the selected peer group for the 2000 fiscal year. The Company will update its graphical presentation next year to include this segment in its peer group.

    The seasonal products companies are Department 56 Inc., Enesco Group Inc. and Russ Berrie & Co. Inc. These companies are considered by the Company's management to be competitors of the Company's seasonal products segment. The educational services companies are Nobel Learning Communities, Inc. and Childtime Learning Centers, Inc. These companies are considered by management to be competitors of the Company's educational services segment. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      AMONG SECURITY CAPITAL CORPORATION,
                        AMEX MARKET INDEX AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

          SECURITY CAPITAL CORP.  PEER GROUP  AMEX MARKET INDEX
1/1/96                       100         100                100
9/30/96                      225       87.83             104.09
12/31/96                  283.33       86.73             105.72
12/31/97                     200       103.3             127.21
12/31/98                     275      110.22             125.48
12/31/99                     392        83.2             156.44
12/31/00                     500       54.19             154.52

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT ADVISORY AGREEMENT; ACQUISITION CRITERIA AND PROCEDURES

    On April 27, 1990, effective as of January 26, 1990, the Company entered into the Advisory Services Agreement (the "Management Advisory Agreement") with CP Inc., an entity controlled by Mr. Fitzgerald and for which Mr. Gebauer and Mr. Schlueter serve as officers. Pursuant to the Management Advisory Agreement, CP Inc. provides certain advisory services in the areas of investments, general administration, corporate development, strategic planning, stockholder relations, financial matters and general business policy for a fee of $150,000 per year. Upon the acquisition of Possible Dreams Ltd., the Management Advisory Agreement was amended to increase the annual fee for such services by an amount equal to the greater of $175,000 and 5% of the annual EBITDA of Possible
Dreams Ltd. (calculated as provided in the Asset Purchase Agreement, dated as of May 17, 1996, effecting such purchase). Then upon the acquisition of Pumpkin Ltd., the Management Advisory Agreement was amended again to increase the annual fee for such services by an amount equal to the greater of $100,000 and 5% of the annual EBITDA of Pumpkin Ltd. (calculated as provided in the Asset Purchase Agreement, dated as of June 27, 1997, effecting such purchase). The Management Advisory Agreement was further amended in connection with the acquisition of the Primrose Companies on April 6, 1999 to increase the fee by $200,000. Finally, the Management Advisory Agreement was further amended in connection with the acquisition of the Health Power companies on December 20, 2000 to increase the fee by an additional amount equal to the greater of $420,000 and 5% of EBITA of Health Power annually. Such fee is subject to appropriate adjustment should the scope of operations of the Company change again, whether from an acquisition or otherwise. In this regard, CP Inc. would likely be paid an annual fee for ongoing advisory services following an acquisition of no more than 4% to 5% of the acquired company's annual EBITDA. Pursuant to the Management Advisory Agreement and otherwise, no compensation is paid by the Company to the current Chairman of the Board, President, and CEO (Mr. Fitzgerald), Vice Chairman of the Board and Secretary (Mr. Gebauer) or Vice President, Chief Financial Officer, and Assistant Secretary (Mr. Schlueter) in their respective capacities as such. During 2000, CP Inc. was paid $700,000 in fees and reimbursed for expenses incurred by it of approximately $79,000.

    The initial term of the Management Advisory Agreement was for one year commencing on January 26, 1990. Thereafter, the agreement has been automatically extended for additional one-year periods and will be automatically extended for additional one-year periods unless either party gives 30 days' written notice to the other of its intention to terminate. The Management Advisory Agreement was automatically renewed for a one-year period commencing January 26, 2001.

    The Management Advisory Agreement confirms that, from time to time, CP Inc. may present acquisition opportunities to the Company that it believes may be appropriate for the Company, but that CP Inc. is under no obligation to present any or all acquisition candidates of which it is aware to the Company except for insurance agency businesses. If the Company or any of its subsidiaries completes any acquisition which was presented by CP Inc., the Company is obligated to pay CP Inc. an investment banking fee at the usual and customary rate for transactions of such size and complexity. This fee is likely to be in the range of 1% to 1 1/2% of the aggregate purchase price for the acquisition. The Company paid CP Inc. an investment banking fee of $453,000 for the Health Power acquisition during 2000.

    While enterprises proposed for acquisition may be in any line of business, to date the acquisitions in which CP Inc. and its affiliates have participated have been primarily in the manufacturing, distribution and service fields. Consistent with the investment strategies and principles utilized by CP Inc., the Company currently intends in general to focus upon, as potential targets, established companies of medium size with histories of earnings and cash flow stability, favorable earnings growth prospects, good management and strong competitive positions. It is currently the Company's plan that acquisitions will be undertaken directly or by one or more subsidiaries of the Company, with financing achieved through equity contributed by the Company and debt and subordinated debt raised at the subsidiary or parent level. It may be necessary to issue preferred stock, common equity or warrants or options to purchase common equity of the Company or of the acquired entity to one or more lenders in order to obtain the financing. In some instances, it may be possible to obtain financing from the sellers of the acquired entity in the form of subordinated notes or earn-outs. Such sellers may also receive shares of common equity or warrants or options to purchase the same of the Company or the acquired entity. Typically, certain members of management of the acquired entity will be granted incentives (usually equity-based) to remain with the acquired entity following the acquisition. The companies targeted for direct acquisition by the Company usually will have annual operating profits of $5,000,000 to $20,000,000. Consequently, purchase prices should range from approximately $20,000,000 to $100,000,000. Add-on acquisitions by existing subsidiaries may, however, be of a smaller size. Under such acquisition strategy, significant uncertainties involving product life cycles, volatile market demand, organization changes and other major turnaround aspects will generally disqualify a prospect. The acquisition criteria set forth above are only guidelines and may change from time to time in response to market conditions, the Company's financial condition and results of operations and other factors.

    In connection with its acquisition activities on behalf of the Company, other portfolio companies and for its own account, CP Inc. maintains ongoing relationships with hundreds of merger and acquisition intermediary firms, ranging from large investment banks and accounting firms to small business brokerages. In a typical year, CP Inc. receives over 500 leads on companies which are or might be for sale. Of these, perhaps 50 are sufficiently close to the Company's acquisition criteria set forth above to merit further consideration.

    CP Inc. may decide at some future date to present one of its portfolio companies to the Company for possible acquisition. Any such acquisition would be submitted to the Company's independent directors for their approval.

                              INDEPENDENT AUDITORS

    On December 13, 2000, the Company engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors for the fiscal year ending December 31, 2000, to replace the firm of Deloitte & Touche, LLP ("Deloitte & Touche"), which were dismissed as the independent auditors of the Company effective on such date. The decision to change independent auditors was approved by the Company's Board of Directors and Audit Committee.

    The reports of Deloitte & Touche on the Company's consolidated financial statements for each of the two years in the period ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    In connection with the audits of the Company's consolidated financial statements for each of the two years in the period ended December 31, 1999, and in the subsequent interim period through December 13, 2000, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1) (iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their reports. In addition, during each of the two years in the period ended December 31, 1999 and in the subsequent interim period through December 13, 2000, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-K. Deloitte & Touche has furnished a letter addressed to the Securities and Exchange Commission, stating that it agrees with the above statements.

    On December 13, 2000, the Company engaged Ernst & Young as its independent auditors for the fiscal year ending December 31, 2000. At no time preceding December 13, 2000 has the Company (or anyone on behalf of the Company) consulted with Ernst & Young on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was the subject of a Disagreement with Deloitte & Touche or a Reportable Event.

    Upon the recommendation of the Audit Committee, the Board of Directors selected Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 2001. One or more representatives of Ernst & Young, which has served as the Company's independent auditors since December 13, 2000, are expected to be available at the Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

                           INDEPENDENT AUDITORS' FEES

    In addition to retaining Ernst & Young to audit the consolidated financial statements for 2000, the Company and its subsidiaries retained Ernst & Young to provide tax services in 2000.The aggregate fees for professional services by Ernst & Young in 2000 for these various services were:

    AUDIT FEES: The Company was charged $275,600 for services rendered for the annual audit of the Company's consolidated financial statements for 2000.No fees were charged for the quarterly reviews of the financial statements as these reviews were performed by the predecessor auditors during 2000.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: No fees for financial information systems design and implementation were billed or paid during 2000.

    ALL OTHER FEES: The aggregate Ernst & Young fees for 2000 for services other than as set forth above were $47,450 for tax services for the Company and its subsidiaries. The Audit Committee considered that the provision of these services was compatible with maintaining Ernst & Young's independence.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Class A Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

    Based solely on the Company's review of the copies of such forms received by the Company with respect to fiscal 2000 and written representations from certain reporting persons, to the best of the Company's knowledge, all reports were filed on a timely basis.

                            EXPENSES OF SOLICITATION

    The total cost of the Proxy solicitation will be borne by the Company. In addition to the mails, Proxies may be solicited by directors and officers of the Company by personal interviews, telephone and telegraph. The Company has retained D.F. King & Co., Inc., New York, New York, to assist in the solicitation of Proxies for a fee estimated to be $2,000 plus reimbursement of out-of-pocket expenses. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Equity entitled to vote at the Annual Meeting and that such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.

                             STOCKHOLDER PROPOSALS

    Stockholders are hereby notified that, if they intend to submit proposals for inclusion in the Company's Proxy Statement and Proxy for its 2002 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 28, 2001 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.

                                 MISCELLANEOUS

    The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the Proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such Proxies.

                              REPORT ON FORM 10-K

    THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2000, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO THE COMPANY'S STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST. EXHIBITS TO THE COMPANY'S FORM 10-K WILL BE FURNISHED UPON PAYMENT OF $.50 PER PAGE, WITH A MINIMUM CHARGE OF $5.00. REQUESTS FOR COPIES SHOULD BE DIRECTED TO SECURITY CAPITAL CORPORATION, THREE PICKWICK PLAZA, SUITE 310, GREENWICH, CONNECTICUT 06830, ATTENTION: SECRETARY.

    STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

                                          By Order of the Board of Directors,

                                          /s/ A. GEORGE GEBAUER
                                          A. George Gebauer
                                          VICE CHAIRMAN OF THE BOARD AND
                                          SECRETARY

Greenwich, CT
April 30, 2001

                                                                       EXHIBIT A

                          SECURITY CAPITAL CORPORATION
                                   CHARTER OF
                 THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1. PURPOSE.

    The Audit Committee (the "Committee") of the Board of Directors (the "Board") ofSecurity Capital Corporation (the "Company") assists the Board in ensuring that a proper system of accounting, internal controls and reporting practices are maintained by the Company and the quality and integrity of the Company's financial statements. In performing its duties, the Committee will maintain effective working relationships with the Board and the Company's management.

2. MEMBERSHIP.

    The Committee will consist of at least three members, including a Chairperson, all of whom will be selected by, and who will serve at the pleasure of, the Board. As of June 14, 2001, all members of the Committee must be "independent directors". The term "independent director" means a person other than an officer of the company or any other individual having a relationship which, in the view of the Board, would interfere with the exercise of independent judgment. A director will not be considered independent who:

       (a) is employed by the company or any of its affiliates for the current year or any of the past three years,

       (b) accepts any compensation (other than compensation for service as a director and certain other limited amounts) from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year,

       (c) is employed as an executive by another entity where any of the Company's executives serves on that entity's compensation committee,

       (d) is a partner in, or a controlling stockholder or an executive officer of, any for-profit business entity to which the Company made, or from which the Company received, payments exceeding 5% of the Company's or such entity's consolidated gross revenues for that year, or $200,000, whichever is more,in any of the past three years, or

       (e) is a member of the immediate family of any individual who is, or has been in any of the past three years, employed as an executive officer by the Company or any of its affiliates.

    Notwithstanding the foregoing, one director who is neither a current employee nor an immediate family member of a current employee, but who otherwise is not independent, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership is required by the best interests of the Company and its stockholders. In such case, the Board must disclose in its next annual proxy statement the nature of the relationship and the reasons for the determination.

    Each member of the Committee must be able to read and understand fundamental financial statements or become able to do so within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

    The Board may designate one or more Directors as alternative members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. In addition, no person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule of the United States Securities and Exchange Commission ("SEC") or any exchange on which shares of the common stock of the Company are traded.

3. MEETINGS.

    The Committee will meet at least four times each year and more frequently if circumstances warrant.The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request. The Committee will keep written minutes of its meetings, which minutes will be recorded or filed with the books and records of the Company. The Committee will submit the minutes of its meetings to, or discuss the matters deliberated at each meeting with, the Board.

4. COMMITTEE RESPONSIBILITIES.

    The Committee will have the following responsibilities:

    1. Recommend annually to the Board the appointment of a firm of independent certified public accountants to serve as auditors of the Company, giving consideration to the firm's independence and effectiveness, and approve the associated compensation to the independent auditors

    2. Evaluate periodically the firm of independent certified public accountants serving as auditors of the Company and, where appropriate, recommend to the Board that the Board replace such firm of independent certified public accountants as auditors of the Company.

    3. Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand the impact on the financial statements.

    4. Meet with management and the independent auditors to review and discuss the scope and results of each annual audit of the financial statements.

    5. Consider and review with the independent auditors the adequacy of the Company's internal controls and any related significant findings and recommendations of the independent auditors together with management.

    6. Review and discuss with management and the independent auditors (i) the financial statements contained in the annual report to stockholders to be filed with the SEC, (ii) significant accounting policies and changes in accounting principles and (iii) the results of the independent auditor's audit of the financial statements and the report thereon, including matters required to be discussed by Statement of Auditing Standards
       No. 61.

    7. Recommend to the Board, based on its review with management and the independent auditors, the inclusion of audited financial statements in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

    8. Meet with the independent auditors and financial management to review interim financial statements to be filed with the SEC and the results of the interim review by the independent auditors.The Chairman of the Committee, or a member of the Committee designated by the Chairman, may represent the entire Committee for purposes of this review.

    9. Receive the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discuss with the independent auditors the independent auditors' independence.

    10. Provide a report from the Audit Committee for inclusion in the annual proxy statement to stockholders.

    The Committee will review this Charter not less often than annually and will recommend to the Board such changes therein as the Committee deems appropriate

5. INVESTIGATIONS AND STUDIES.

    The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described above, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist in any such investigation or study.

                          SECURITY CAPITAL CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS--JULY 19, 2001

    The undersigned hereby appoints Brian D. Fitzgerald and A. George Gebauer, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock (par value $.01) and Class A Common Stock (par value $.01) of Security Capital Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Field Club of Greenwich, 276 Lake Avenue, Greenwich, Connecticut on Thursday, July 19, 2001, commencing at
9:30 a.m. (local time), and at any adjournment thereof.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please mark box / / or /X/ in blue or black ink.

1.   Election of            FOR all nominees listed           WITHHOLD AUTHORITY to vote / /   EXCEPTIONS / /
     Directors:             below / /                         WITHHOLD AUTHORITY to vote / /   EXCEPTIONS / /

Nominees: BRIAN D. FITZGERALD, A. GEORGE GEBAUER, CRAIG R. STAPLETON, M. PAUL KELLY

    (Instructions: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

                    (Continued and to be signed on reverse side)

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                                             Please sign exactly as your name
                                             appears on the left. When signing
                                             as an attorney, executor,
                                             administrator, trustee or guardian,
                                             please give your full title. If
                                             shares are held jointly, each
                                             holder should sign.

                                              PLEASE CHECK HERE IF YOU PLAN TO
                                              ATTEND THE ANNUAL MEETING / /

                                              Dated ______________________, 2001

                                              __________________________________
                                                          Signature

                                              __________________________________
                                                          Signature

Please sign, date and return the proxy card using the enclosed envelope.